                                                                  EXHIBIT 10.121


                       ASSIGNMENT AND PAYMENT DIRECTION

                                June 30, 1997

Geneva Assurance Syndicate, Inc.,
 in Liquidation
222 Merchandise Mart Plaza, Suite 1450
Chicago, Illinois 60654

Alpine Insurance Company
2029 Village Lane
Solvang, California 93464

        Re: Assignment of Income Stream and Payment Direction

Ladies and Gentlemen:

     Reference is made to (i) that certain Promissory Note dated June 30, 1997 (the "TCO Note") in the original principal amount of $2,500,000 made by the undersigned, TCO Holdings, Inc., an Illinois corporation ("TCO"), payable to Geneva Assurance Syndicate, Inc., in Liquidation ("Geneva") and (ii) the Service Agreement effective as of April 1, 1997 (the "Service Agreement") between Alpine Insurance Company, an Illinois corporation ("Alpine"), and the undersigned.

     TCO hereby assigns to Geneva, and authorizes and directs Alpine to pay to Geneva, 73.33% of the amounts payable to TCO by Alpine from time to time under the Service Agreement, until all unpaid principal under the TCO Note and all accrued and unpaid interest thereon is paid in full.

     The foregoing assignment, authorization and direction by TCO may not be revoked or rescinded without the prior written consent of Geneva.


                                              TCO HOLDINGS, INC.



                                              By:    /s/ Steven C. Shinn
                                                    ---------------------------
                                              Name:  Steven C. Shinn
                                                    ---------------------------
                                              Title: President
                                                    ---------------------------